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                                                                Exhibit 23.2


                         Independent Auditors' Consent




The Board of Directors
   Adams Golf, Inc. and subsidiaries:

We consent to the use of our report incorporated herein by reference.



                                      /s/ KPMG Peat Marwick LLP
                                      ---------------------------------
                                      KPMG Peat Marwick LLP



Dallas, Texas
July 10, 1998